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                                                                  EXHIBIT 10.9.1

                         850 SOUTH PLEASANBURG BUILDING
                           Greenville, South Carolina

STATE OF SOUTH CAROLINA
                                                       FIRST AMENDMENT TO LEASE
COUNTY OF GREENVILLE

        THIS AMENDMENT made this 7th day of July 1998, between HEWITT COLEMAN COMPANIES, INC., herein call the "Lessor" and HOMEADD FINANCIAL CORPORATION, hereinafter call "Lessee".

                              W I T N E S S E T H :

        WHEREAS, by Lease Agreement dated July 28, 1997, the Lessor did lease and demise those certain premises, therein more particularly described as Suite 205 in the 850 Building at 850 S. Pleasantburg Drive in the City and County of Greenville, South Carolina and upon the terms and conditions as set forth therein; and

        WHEREAS, Lessee desires additional office space in the Building and Lessor desires to accommodate this need for additional office space.

        NOW THEREFORE, it is agreed between the parties as follows:

1. Lessee's Demised Premises, Suite 205, shall be expanded from 3,226 Rentable Square Feet to a total of 4,607 Rentable Square Feet (See Exhibit "A" attached hereto for location of the Premises).

2. Lessor agrees to make the improvements to the additional 1,381 Rentable Square Feet, in accordance with Exhibit "B", at a total cost of $23,275 Lessee agrees to reimburse Lessor for $6,280.61 of these costs upon completion of the work and within fifteen (15) days of invoice by Lessor.

3. The Base Rent schedule, Exhibit "B" of the Lease Agreement is amended as follows, effective with the Lessee's occupancy of the expended Premises:

        Lessee agrees to pay Lessor the following rent:


                    EXPANSION SPACE                 EXISTING SPACE                 TOTAL
MONTHS           RENT/SF/YR    MO.RENT          RENT/SF/YR    MO. RENT          MONTHLY RENT
1-11               $    0     $       0           $15.50     $4,166.92           $4,166.92
12-24              $15.50     $1,783.79           $15.50     $4,166.92           $5,950.71
25-36              $15.50     $1,783.79           $15.50     $4,166.92           $5,950.71
37-48                   *             *                *             *                   *
49-60                   *             *                *             *                   *

        Increased by Prior year's Income in Consumer Price Index (All Urban Consumer)

4. Rent for the "expansion space", 1,381 Rentable Square Feet, shall begin upon Substantial Completion of the Improvements. Lessor estimates that the Substantial Completion Date will be August 1, 1998.

        Should Lessee's date of occupancy of the expanded space be other than the first day of the month, then Lessee's monthly Base Rent for that month shall be calculated according to the days Lessee occupied the "existing" 3,226 Rentable Square Feet and the days Lessee occupied the "expanded space.

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        It is mutually understood and agreed that the Lease Agreement dated July
28, 1997, between the parties shall be and remain in full force and effect and unmodified, except as specifically modified and amended by this First Amendment to Lease. All covenants, terms, obligations, and conditions of said Lease, not modified by this Amendment are hereby ratified and confirmed.

        IN WITNESS WHEREOF, the Lessor and Lessee, by their duly authorized officers, have hereunto set their hands and seals the day and year first written above.

                                                   LESSOR:    HEWITT COLEMAN
                                                              COMPANIES, INC.

/s/ John W. Fort                                   By: /s/ Charles Warne
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Witness

/s/ Lynn Deese                                     Its: President
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                                                   Date: July 14, 1998


                                                   Lessee:    HOMEADD FINANCIAL
                                                              CORPORATION

/s/ Andy Butterfield                               By:  /s/ Matthew J. Marron
------------------------------                        -------------------------
Witness
                                                   Its:  President
/s/ William C. Gunnells, Jr.
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Witness                                            Date:  July 7, 1998